UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2014

SLM Funding LLC

(Exact name of Depositor as specified in its charter)

Sallie Mae, Inc.

(Exact name of Sponsor as specified in its charter)

Delaware	333-190926	04-3480392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Deutsche Bank Trust Company Americas 60 Wall Street New York, New York 10005
(Address of principal executive offices)

Issuer’s telephone number, including area code: 703 984-5858

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.01    ABS Informational and Computational Material.

As required by Item 1105 of Regulation AB, information concerning the static pool data of previous similar loan securitizations of Sallie Mae, Inc., as sponsor, is attached hereto as Exhibit 99.1. We caution you that the pool of trust student loans in your trust may not perform in a similar manner to the student loans in other trusts.

Item 9.01    Financial Statements and Exhibits.

99.1    Static Pool Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM FUNDING LLC

By:	/S/ MARK D. REIN
Name: Mark D. Rein
Title: Vice President

Dated: March 4, 2014